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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                         Date of Report: April 27, 1995
                        (Date of earliest event reported)


                          STANDARD BRANDS PAINT COMPANY
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-4505                      95-6029682
(State or other                   (Commission                  (IRS employer
jurisdiction of                   file number)               identification no.)
 incorporation)


          4300 West 190th Street, Torrance, California 90509-2956
           (Address of principal executive offices)    (Zip Code)


                                 (310) 214-2411
            (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     1.  Severance Agreement

     2.  Severance Agreement

     3.  Marketing Services and Technical Assistance Agreement

     4.  Indemnification Agreement


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be executed on its behalf by the undersigned thereunto duly authorized.



Dated:  April 27, 1995                 STANDARD BRANDS PAINT COMPANY
                                           A Delaware Corporation


                                       By:  /s/  Howard S. Schwartz
                                           --------------------------
                                               Howard S. Schwartz
                                             Senior Vice President &
                                             Chief Financial Officer


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